===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ______________________



                                   FORM 8-K/A



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)    February 25, 1999



                            SALES ONLINE DIRECT INC.
               (Exact name of Registrant as specified in charter)



         Delaware                       0-28720                73-1479833
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                           Identification Number)



                                4 Brussels Street
                         Worcester, Massachusetts 01610
                                 (508) 753-0945
               (Address, including zip code and telephone number,
       including area code, of Registrant's principal executive offices)



                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)




This Form 8-K/A is being filed to amend Item 7 of the Current Report on Form 8K of the Registrant, which was filed with the Securities and Exchange Commission on March 10, 1999, to include the necessary financial statements and pro forma financial information.




===============================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired

         INTERNET AUCTION, INC.
         Independent Auditors' Report                                     F-1
         Balance Sheet as of December 31, 1998                            F-2
         Statement of Income                                              F-3
         Statement of Cash Flows                                          F-4
         Notes to Financial Statements                                    F-5

         ROTMAN AUCTION, INC.
         Independent Auditors' Report                                     F-8
         Balance Sheet as of December 31, 1998 and 1997                   F-9
         Statements of Operations and Retained Earnings (Deficit)        F-10
         Statement of Cash Flows                                         F-11
         Notes to Financial Statements                                   F-12

(b)      Pro Forma Financial Information

         Pro Forma Financial Information                                 F-15
         Pro Forma Balance Sheet as of December 31, 1998                 F-16
         Pro Forma Statement of Income as of December 31, 1998           F-17

(c)      Exhibits

         * 2.1 Agreement and Plan of Reorganization dated January 31, 1999 among the Registrant and Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer.

------------------
* Previously filed on Form 8-K on March 10, 1999, dated February 25, 1999 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SALES ONLINE DIRECT INC.


Date: August 16, 1999             By:   /s/ Marc Stengel
                                     -----------------------------------------
                                     Marc Stengel, Vice President



C78921.634

                              FINANCIAL STATEMENTS
                            As of December 31, 1998

                       INDEPENDENT AUDITORS' REPORT



The Board of Directors
Internet Auction, Inc.
Worcester, Massachusetts


We have audited the accompanying balance sheet of Internet Auction, Inc. as of December 31, 1998, and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Internet Auction, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.





Wolf & Company, P.C.
Boston, Massachusetts
July 7, 1999

                             INTERNET AUCTION, INC.

                                  BALANCE SHEET

                                December 31, 1998


                                     ASSETS


Current asset:
  Due from affiliate                                                 $ 7,164

Property and equipment:
  Computer equipment and software                     $22,755
  Accumulated depreciation                             (2,276)
                                                       ------

            Net property and equipment                                20,479
                                                                      ------

            Total assets                                             $27,643
                                                                     =======

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accrued liabilities                                 $ 5,000
  Income taxes payable                                  2,160
  Due to affiliates                                     8,245
                                                        -----

            Total current liabilities                                $15,405

Shareholders' equity:
  Common stock, no par value; 200,000 shares
    authorized; 40,000 shares issued and outstanding    1,000
  Retained earnings                                    12,238
                                                       ------
                                                       13,238
  Less stock subscriptions receivable                  (1,000)
                                                       ------
    Total shareholders' equity                                        12,238
                                                                      ------

    Total liabilities and shareholders' equity                       $27,643
                                                                     =======



See notes to financial statements.

                             INTERNET AUCTION, INC.

                               STATEMENT OF INCOME

                          Year Ended December 31, 1998





Revenues                                                             $24,755

Operating expenses:
  Professional fees                                 $ 6,145
  Credit card service charges                           406
  Office expenses                                       330
  Organization costs                                  1,200
  Depreciation                                        2,276
                                                      -----

    Total operating expenses                                          10,357

    Income from operations before provision
      for income taxes                                                14,398

Provision for income taxes                                             2,160
                                                                       -----

     Net income                                                      $12,238
                                                                     =======


See notes to financial statements.

                             INTERNET AUCTION, INC.

                             STATEMENT OF CASH FLOWS

                          Year Ended December 31, 1998





Operating activities:
  Net income                                           $12,238
  Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation                                      2,276
       Changes in assets and liabilities:
         Accrued liabilities                             5,000
         Income taxes payable                            2,160
         Net advances from affiliates                    1,081
                                                         -----

             Net cash provided by operating activities            $22,755

Investing activities:
  Property and equipment acquisitions                             (22,755)
                                                                  -------

Net change in cash                                                      -

Cash - beginning                                                        -
                                                                  -------

Cash - ending                                                     $     -
                                                                  =======



See notes to financial statements.

                             INTERNET AUCTION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Business

     Internet Auction, Inc. (the "Company") provides an online public person to person trading community that offers sellers a vehicle for listing items for sale and buyers an opportunity to browse and bid for items included in the Company's Internet Website. The Company commenced operations on January 1, 1998.

     Property and Equipment

     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful life of 5 years.

     Expenditures for additions, improvements and major renewals are capitalized while those for repairs and maintenance are charged to expense as incurred.

     Revenue Recognition

     Commissions earned from public person to person trading are recognized as income when the related buyer and seller close the transaction. The Company never takes possession of, or title to, the merchandise and assumes no risk of collection with respect to the underlying sales.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             INTERNET AUCTION, INC.

2.   RELATED PARTY TRANSACTIONS

     Due from Affiliate

     Due from affiliate consists of non-interest bearing cash advances to an entity owned by one of the Company's shareholders.

     Due to Affiliates

     Due to affiliates consists of non-interest bearing advances to entities owned by two of the Company's shareholders as follows:

     Timeline Editions, Limited                    $4,745
     Rotman Auction, Inc.                           3,500
                                                    -----
                                                   $8,245
                                                   ======

3.   SUBSEQUENT EVENTS

     Inventory Purchase Agreement (Unaudited)

     On February 12, 1999, the Company acquired collectibles, collectors items and memorabilia from Rotman Production, a related party, with an estimated value of approximately $629,000 in exchange for 236 shares of the Company's common stock. In addition, the seller was assigned the right to acquire 700,000 option shares of Securities Resolution Advisors, Inc. (SRAD) at $.50 per share. See Agreement and Plan of Reorganization with SRAD described below.

     On February 25, 1999, the Company acquired collectibles, collectors items and memorabilia from Kim Stengel, a related party, with an estimated value of approximately $140,000 in exchange for 236 shares of the Company's common stock.

     Purchase of Assets of WorldWide Collectors Digest, Inc. (WWCD) (Unaudited)

     On February 25, 1999, the Company purchased the assets of WWCD, a related party, with an estimated value of approximately $34,000 in exchange for 3,835 shares of the Company's common stock.

     Merger with Rotman Auction, Inc.

     Effective on February 25, 1999, the Company merged with Rotman Auction, Inc. (Rotman), a related party. Under the terms of the merger agreement, the shareholder of Rotman received 870 shares of the Company's common stock in exchange for the Rotman shares owned by the shareholder. The Company is the surviving corporation in the merger. As of December 31, 1998, Rotman had a shareholder's deficit of approximately $33,000.

                             INTERNET AUCTION, INC.

                    NOTES TO FINANCIAL STATEMENTS (Concluded)


     SUBSEQUENT EVENTS (concluded)

     Agreement and Plan of Reorganization with SRAD

     On February 25, 1999, SRAD acquired 100% of the common stock of the Company under an Agreement and Plan of Reorganization entered into on January 31, 1999.

     The shareholders of the Company received 37,368,912 shares of the common stock of SRAD in exchange for their shares of the Company. As a result, the shareholders obtained approximately an eighty percent (80%) controlling interest in SRAD.

     The officers and directors of SRAD resigned their positions and certain members of the Company's former shareholders were elected officers and directors of SRAD.

     On February 25, 1999, SRAD entered into a Call Option Agreement (the Agreement) with Universal Funding, Inc. (Universal), a shareholder of SRAD, that is the beneficial owner of 3,000,000 shares of SRAD's common stock. Under the Agreement, Universal agreed to grant options to SRAD to acquire 2,000,000 shares of SRAD's common stock owned by Universal at $.50 per share over a two year period.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Rotman Auction, Inc.
Worcester, Massachusetts


We have audited the accompanying balance sheets of Rotman Auction, Inc. as of December 31, 1998 and 1997, and the related statements of operations, changes in retained earnings (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rotman Auction, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





Wolf & Company, P.C.
Boston, Massachusetts
July 7, 1999

                              ROTMAN AUCTION, INC.

                                 BALANCE SHEETS

                                     ASSETS

                                                                December 31,
                                                              ----------------
                                                              1998        1997
                                                              ----        ----

Current assets:
  Cash                                                      $18,216     $42,398
  Accounts receivable                                         4,040         104
  Inventory                                                  34,153         600
  Due from affiliates                                        14,099      13,041
                                                             ------      ------

       Total current assets                                  70,508      56,143
                                                             ------      ------

Property and equipment:
  Computer equipment and software                             1,848           -
  Accumulated depreciation                                      (92)          -
                                                             ------      ------

        Net property and equipment                            1,756           -
                                                             ------      ------

        Total assets                                        $72,264     $56,143
                                                            =======     =======

                 LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                        $ 79,544     $43,179
  Accrued liabities                                         13,061       6,541
  Sales tax payable                                            925       1,818
  Due to officer                                            12,000      20,000
                                                           -------      ------

      Total current liabilities                            105,530     71,538
                                                           -------     ------

Shareholder's equity (deficit):
  Common stock, no par value, authorized 200,000 shares;
    issued and outstanding 1,000 shares                     10,000     10,000
  Retained earnings (deficit)                              (43,266)   (25,395)
                                                           -------    -------

       Total shareholder's equity (deficit)                (33,266)   (15,395)
                                                           -------    -------

       Total liabilities and shareholder's equity (deficit)$72,264    $56,143
                                                           =======    =======



See notes to financial statements.

                              ROTMAN AUCTION, INC.

            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                     Years Ended December 31, 1998 and 1997





                                                       1998          1997
                                                       ----          ----

Revenues                                            $668,543        $520,761

Cost of revenues                                      93,988          15,700
                                                      ------          ------

Gross profit                                         574,555         505,061
                                                     -------         -------

Operating expenses:
   Payroll and payroll taxes                         259,147         213,285
   Sorting                                               866           1,219
   Advertising                                       124,282         143,847
   Shipping                                           94,178          39,144
   Telephone                                           6,763           8,089
   Motor vehicle                                       2,968           2,898
   Travel and entertainment                            1,756           4,360
   Credit card service charges                        18,212          11,019
   Bank service fees                                   6,044           3,998
   Insurance                                          40,362          31,630
   Professional fees                                   5,237          19,776
   Computer and data processing                       14,707          25,252
   Repairs and maintenance                             4,978           8,866
   Office supplies and expense                         8,887          13,616
   Donations                                             300               -
   Taxes - other                                          85             541
   Depreciation                                           92               -
   Miscellaneous expenses                              3,562           2,916
                                                    --------        --------

          Total operating expenses                   592,426         530,456
                                                    --------        --------

Net loss                                             (17,871)        (25,395)

Retained earnings (deficit) - beginning              (25,395)              -
                                                    --------        --------

Retained earnings (deficit) - ending               $ (43,266)      $ (25,395)
                                                    ========        ========


See notes to financial statements.

                              ROTMAN AUCTION, INC.

                            STATEMENTS OF CASH FLOWS

                     Years Ended December 31, 1998 and 1997


                                                                                1998              1997
                                                                              --------------    -------------

Operating activities:
    Net loss                                                                      $(17,871)         $(25,395)
    Adjustments to reconcile net loss to net cash
        provided by (used in) operating activities:
            Depreciation                                                                92                 -
            Changes in assets and liabilities:
                Accounts receivable                                                 (3,936)             (104)
                Inventory                                                          (33,553)             (600)
                Accounts payable                                                     36,365           43,179
                Accrued liabilities                                                   6,520            6,541

                Sales tax payable                                                     (893)            1,818
                                                                              --------------    -------------
                        Net cash provided by (used in)
                            operating activities                                   (13,276)           25,439
                                                                              --------------    -------------

Investing activities:
    Net advances to affiliates                                                      (1,058)          (13,041)
    Property and equipment acquisitions                                             (1,848)
                                                                                                           -
                                                                              --------------    -------------

                        Net cash used in investing activities                       (2,906)          (13,041)
                                                                              --------------    -------------

Financing activities:
    Advances from (repayments to) officer                                           (8,000)           20,000
    Proceeds from sale of common stock                                                                10,000
                                                                                         -
                                                                              --------------    -------------
                        Net cash provided by (used in)
                            financing activities                                    (8,000)           30,000
                                                                              --------------    -------------


Net increase (decrease) in cash                                                    (24,182)           42,398

Cash - beginning                                                                     42,398                -
                                                                              --------------    -------------

Cash - ending                                                                       $18,216          $42,398
                                                                              ==============    =============





See notes to financial statements.

                              ROTMAN AUCTION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1998 and 1997


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Nature of Business

        Rotman Auction, Inc. (the "Company") is a full-service consignment auction house located in Worcester, Massachusetts. The Company provides a full range of services to sellers and buyers including live online bidding, consignment services, authentication of merchandise, digital photography as well as purchases and sales of authentic memorabilia.

        Inventory

        Inventory is stated at the lower of cost, using the first-in, first-out
        (FIFO) method, or market.

        Property and Equipment

        Property and equipment are stated at cost. Depreciation is computed using the double declining balance method over the estimated useful life of 5 years.

        Expenditures   for  additions,   improvements  and  major  renewals  are
        capitalized while those for repairs and maintenance are charged to expense as incurred.

        Revenue Recognition

        The Company sells merchandise from vendors under one of two types of sales transactions. The Company either purchases merchandise and sells it to customers or sells merchandise to customers under consignment-type revenue sharing agreements with vendors.

        For sales of merchandise owned and warehoused by the Company, the Company is responsible for conducting the auction, billing the customer, shipping the merchandise to the customer, processing merchandise returns and collecting accounts receivable. The Company recognizes the gross sales amount as revenue upon shipment of the merchandise.

        For sales of merchandise under consignment-type revenue sharing agreements, the Company takes physical possession of the merchandise, but is not obligated to and does not take title to or ownership of the merchandise. When an auction is completed, consigned merchandise which has been sold is shipped upon receipt of payment. The Company recognizes the net commission and service revenues relating to the consigned merchandise upon receipt of the gross sales proceeds. The Company then releases the net sales proceeds to the Consignor. Consignors realized approximately $680,000 and $563,000 in net sales proceeds from the Company's auctions for years ended December 31, 1998 and 1997, respectively.

                              ROTMAN AUCTION, INC.

        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (concluded)

        Advertising Costs

        Advertising costs are charged to operations when incurred.

        Income Taxes

        The shareholder has elected to have the corporation taxed as an S Corporation. Consequently, the Company does not pay corporate income taxes. Instead, the shareholder is liable for individual income taxes on the Company's taxable income. Accordingly, there is no provision for income taxes in the financial statements.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.


2.      DUE FROM AFFILIATES

        Due from affiliates consists of non-interest bearing cash advances to entities in which the Company's shareholder has an equity interest. Amounts outstanding at December 31, 1998 and 1997 are as follows:

                                                      1998            1997
                                                      ----            ----

        Timeline Editions, Limited                   $10,419       $13,041
        Internet Auction, Inc.                         3,500             -
        Gregory Rotman, Inc.                             180             -
                                                     -------       -------
                                                     $14,099       $13,041
                                                     =======       =======

3.      DUE TO OFFICER

        Due to officer consists of non-interest bearing advances from the Company's shareholder which are payable on demand.

                              ROTMAN AUCTION, INC.

                    NOTES TO FINANCIAL STATEMENTS (Concluded)


4.      SUBSEQUENT EVENTS

        Merger with Internet Auction, Inc.

        Effective February 25, 1999, the Company merged with Internet Auction, Inc. (Internet), a related party. Under the terms of the merger agreement, the shareholder of the Company received 870 shares of Internet's common stock in exchange for the total shares outstanding (1,000 shares) owned by the shareholder.

        Internet is the surviving company in the merger.

Proforma Financial Information

Effective February 25, 1999, Securities Resolution Advisors, Inc. (SRAD) acquired all of the outstanding common stock of Internet Auction, Inc. (IA) in exchange for 37,368,912 shares of SRAD stock. The transaction will be accounted for as a reverse acquisition with IA being the acquirer. Concurrent with this transaction Rotman Auction, Inc. (RA) was merged into IA in a transaction accounted for was a purchase and the assets of WorldWide Collectors Digest, Inc.
(WWCD) were contributed to IA. Finally, during February 1999 approximately $769,000 of inventory was contributed to IA. Subsequent to these transactions SRAD changed its name to Sales OnLine Direct, Inc.

The proforma exhibits are based upon the audited financial statements of IA and RA as of, and for the year ended, December 31, 1998. The proforma exhibits include:

1) A combining proforma balance sheet as of December 31, 1998 that reflects:

        a) the merger of IA and RA and the recording of the fair value adjustment to RA and the related goodwill, giving effect to the purchase accounting,

        b)      contribution of the assets of WWCD,

        c)      contribution of the inventories by shareholders,

        d) the effect of the stock issued in the acquisition, giving effect to the reverse acquisiton and

        e)      elimination of intercompany balances

2) A combining proforma statement of operations that presents income (loss) from continuing operations for the year ended December 31, 1998 as if the above transactions took place on January 1, 1998. The proforma adjustments relate to:

        a)      Recording amortization of goodwill and

        b) Elimination of the income tax expense due to the proforma net loss.

Sales OnLine Direct, Inc.
Proforma Balance Sheet
December 31, 1998

                                                  Securities
                                                  Resolution   Internet     Rotman
                                      Proforma     Advisors,    Auction     Auction
                        Proforma     Adjustments      Inc.        Inc.        Inc.

Current assets         $835,055    c   $769,000        $488       $  -       $56,409
                                   b      9,158

Related party
  Receivables            13,336    e    (10,664)         -         7,164      14,099
                                   b      2,737

Property & Equipment     52,112    b     29,877          -        20,479       1,756

Other assets             33,266    a     33,266          -           -            -


Total assets           $933,769        $833,374        $488      $27,643     $72,264


Current liabilities    $100,690        $   -          $  -        $7,160     $93,530

Related party
    Payables             18,124    e    (10,664)         -         8,245      12,000

                                   b      8,543

Shareholders' Equity:
  Common stock           43,894    d    (47,528)     $90,422       1,000      10,000
                                   a    (10,000)

  Paid in Capital       759,823    c    769,000      811,308           -         -
                                   b     33,229
                                   d   (853,714)
  Retained earnings
   (Accumulated
    deficit)             12,238    d    901,242     (901,242)     12,238     (43,266)
                                   a     43,266

      subtotal          815,955         792,229          488      13,238     (33,266)

  Less stock sub-
    scriptions
    receivable           (1,000)         -              -         (1,000)       -

Total shareholders'
    equity              814,955        792,229          488       12,238     (33,266)

Total liabilities
 and shareholders'
 equity                $933,769        $833,374        $488      $27,643     $72,264


a Record merger of Rotman Auction, Inc. into Internet Auction, Inc. and related goodwill
b Record contribution of WorldWide Collectors Digest assets c Record inventories contributed by shareholders d Record reverse merger on February 25, 1999 e Eliminate intercompany loans

Sales OnLine Direct, Inc.
Proforma Statement of Income
For the year ended December 31, 1998

                                                  Securities
                                                  Resolution   Internet     Rotman
                                      Proforma     Advisors,    Auction     Auction
                        Proforma     Adjustments      Inc.        Inc.        Inc.

Sales                   $693,298       $   -        $   -      $ 24,755    $668,543

Cost of sales             93,988           -            -           -        93,988

Gross profit             599,310           -            -        24,755     574,555

Operating expenses       613,783     f   11,000         -        10,357     592,426

Income (Loss) before
  provision for
  income taxes           (14,473)       (11,000)        -        14,398     (17,871)

Provision for
  income taxes               -       g   (2,160)        -         2,160        -

Net income (loss)       $(14,473)       $(8,840)     $  -       $12,238    $(17,871)

Weighted average
 number of shares
 outstanding          43,893,912     37,368,912     6,525,222


Basic and diluted
 earnigs (loss)
 per share            $   -                          $   -


f Record amortization for goodwill
g Eliminate income tax due to loss